                                                                    EXHIBIT 10.2


                        AGREEMENT OF PURCHASE AND SALE
                        ------------------------------



                                by and between

                              FLO CONTROL, INC.,

                                PATRICK HOPKINS

                                      and

                            FLO-SAFE SYSTEMS, INC.

                        AGREEMENT OF PURCHASE AND SALE
                        ------------------------------

     THIS AGREEMENT (this "Agreement") dated the _____ day of January, 1995 by and between FLO CONTROL, INC., a Delaware corporation ("Seller") and PATRICK HOPKINS ("Hopkins") and FLO-SAFE SYSTEMS, INC., a Wisconsin corporation ("Buyer").


                            W I T N E S S E T H :
                            -------------------


     WHEREAS, the Seller owns and operates certain assets in connection with the manufacture and sale of its secondary containment product line (the "Product Line"); and

     WHEREAS, the Seller desires to sell to Buyer, and Buyer desires to purchase from the Seller, certain assets relating to the Product Line, upon the terms and subject to the conditions of this Agreement; and

     WHEREAS, Seller wishes to delegate to Buyer, and Buyer is willing to assume, specified Assumed Liabilities (as hereinafter defined), on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                               PURCHASE AND SALE
                               -----------------

     Section 1.1  Transfer of Assets by the Seller.  On the terms and subject to
                  --------------------------------
the conditions hereof, at the Closing (as defined in Section 1.4 hereof), Seller shall sell, convey, transfer, assign and deliver to 3210 Winona Avenue, Burbank, California ("Transfer") to Buyer, and Buyer shall purchase and acquire all right, title and interest of Seller in and to the following assets:

     A. The molds and tooling specifically described on Exhibit 1.1(A) hereof ("Tooling");

     B. All sales records, market studies, advertising and promotional literature, customer lists, customer history and procedures, including all information regarding past customers, business records, accounting and financial records, logs, files and books, supplier lists, sales representation lists, mailing lists, computer and electronic data processing material, correspondence and other business records of Seller which relate to the Product Line ("Records");

     C. All rights and incidents of interest of Seller in the contracts, permits, licenses, consents, franchises, commitment s and other agreements listed on Exhibit 1.1(C) attached hereto and made a part hereof ("Contracts");

     D. All letters patent, patent applications, inventions upon which patent applications have not yet been filed, copyrights and copyright registrations, of Seller relating to the Product Line ("Proprietary Rights");

     The foregoing assets are hereinafter called the Transferred Assets.

     Section 1.2  Purchase Price.  In consideration of the transfer of the
                  --------------
Transferred Assets, Buyer and Hopkins shall pay to Seller at the Closing, the sum of Five Hundred Thousand and No/100 Dollars ($500,000.00) by the execution and delivery to Seller of the promissory note attached hereto as Exhibit 1.2(A) and made a part hereof (the "Note"). Payment of the Note shall be secured by a first and prior security interest in the Transferred Assets, and at the Closing, Buyer shall execute and deliver to Seller the Security Agreements attached hereto as Exhibits 1.2(B)-1 and 1.2(B)-2 and made a part hereof (the "Security Agreements"). Payment of the Note shall be additionally secured by the personal guarantee of Brian Bose, which guaranty shall be form and substance as the Guaranty attached hereto as Exhibit 1.2(C) and made a part hereof (the "Guaranty"). Buyer shall execute and deliver to Seller at the Closing any additional documents required to perfect the security interest to be granted by Buyer to Seller in the Transferred Assets, including without limitation, financing statements.

     Section 1.3  No Assumption of Liabilities.  Buyer does not assume or agree
                  ----------------------------
to pay, satisfy, discharge or perform, and will not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the Closing pursuant to this Agreement (a "Closing Document"), or as a result of the consummation of the transactions contemplated by this Agreement, to have assumed, or to have agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of Seller, whether primary or secondary, direct or indirect. The liabilities not expressly assumed by Buyer hereunder are called "Retained Liabilities" hereunder.

     Section 1.4  Closing Date and Effective Date.  The purchase and sale of the
                  -------------------------------
Transferred Assets under this Agreement shall take place on January 13, 1995 (the "Closing Date") at 9:00 a.m. at the offices of McLean & Sanders, 100 Main Street, Fort Worth, Texas 76102, and shall be deemed effective as of 11:59 p.m. on December 31, 1994 (the "Effective Date"). The actual closing shall be referred to as the "Closing."

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 2.1  Representations and Warranties of Seller.  Seller represents
                  ----------------------------------------
and warrants to Buyer as follows:

     A.  Due Organization and Good Standing.  Seller is a corporation duly
         ----------------------------------
organized, validly existing, and in good standing under the laws of its state of incorporation and is qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the nature and extent of its business and property makes such qualification necessary.

     B.  Authority.  The execution of this Agreement by Seller and the delivery
         ---------
hereof to Buyer, and the performance by

Seller of it obligations hereunder, including without limitation the transfers, conveyances, assignments, deliveries and other agreements to be executed pursuant hereto or in connection herewith or contemplated hereby are within Seller's powers, have been duly authorized by all necessary corporate action of Seller (including authorization of the Board of Directors), have received all necessary governmental approvals and do not and will not contravene or conflict with any provision of law or of the charter or bylaws of Seller and Seller has full right, power, and authority to execute this Agreement and to consummate the transactions contemplated herein. No other corporate proceedings and no further corporate action are necessary on the part of Seller to make this Agreement or any other agreement or instrument to be executed pursuant hereto or in connection herewith authorized, legal, valid and binding upon Seller in accordance with its terms.

     C.  Validity and Binding Nature.  This Agreement is, and the documents and
         ---------------------------
agreements executed and delivered by Seller pursuant to the terms hereof, when duly executed and delivered by all parties whose execution and delivery thereof is required, will be legal, valid, and binding obligations of Seller enforceable against Seller in accordance with and to the extent of their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

     D.  Title.  Seller has, and following the Closing, Buyer will have, good
         -----
and marketable title to the Transferred Assets, free and clear of any title defects or objections, mortgages, pledges, liens, claims, or encumbrances of any nature whatsoever.

     E.  No Default.  (a)  Except as set forth in Exhibit 2.1(E)(a) hereof,
         ----------
Seller (i) is not in default under, or in violation of any provision of, its charter or bylaws, or (ii) has not received any notice that it is in violation of any law, ordinance, rule, regulation or directive of any federal, state, county, city or other government, governmental department, bureau, agency or other body, pertaining or relating to the Product Line or the Transferred Assets.
         (b) Except as set forth in Exhibit 2.1(E)(b), neither the execution and delivery of this Agreement or any other agreement or instrument to be executed and delivered pursuant hereto or in connection herewith by Seller nor the fulfillment of nor the compliance with the terms and provisions hereof or thereof, nor the consummation of the transactions contemplated hereby or thereby, will (i) result in a breach of any terms, conditions or provisions of, constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, or result in a violation or termination of, or conflict with or give any third party the right to accelerate the performance provided by the terms of (1) any contract, agreement, indenture, mortgage, lease, license or other agreement or instrument to which Seller is a party or by which its assets or properties are bound, (2) any provision of any law, rule, regulation, order, judgment or decree to which Seller is subject or by which its assets or properties are bound or (3) the charter or bylaws of Seller or (ii) result in the creation or imposition of any lien, charge, restriction, security interest or encumbrance of any nature whatsoever upon, or give to others any interest or rights, including rights of termination or cancellation, in, or with respect to, any of the Transferred Assets.

     F.  Third-Party and Governmental Consents.  Except as specifically
         -------------------------------------
described in Exhibit 2.1(F) hereto no consent, authorization, approval or order, license, certificate or permit from or registration, declaration or filing with, any governmental authority or any court or other tribunal or any other person, firm or entity, is required to be obtained or made by or with respect to Seller in connection with the execution, delivery and performance of this Agreement or of any other agreement to be executed and delivered by Seller pursuant hereto or in connection herewith or the consummation of the transactions contemplated hereby or thereby, including any federal, state or local environmental permits or licenses nor is any such consent, authorization, approval, order, license, certificate or permit required under any contract, indenture, mortgage, lease, license, or other agreement or instrument to which Seller is a party or by which Seller is subject or bound.

     G.  Litigation.  To the knowledge and belief of Seller, there are no
         ----------
claims, actions, suits, proceedings or governmental investigations pending or, to the knowledge of the Seller after due inquiry, threatened against or affecting the Product Line or the Transferred Assets, at law or in equity, before or by any federal, state, municipal or other court, governmental department, commission, board, agency or instrumentality, and Seller, after due inquiry, knows of no factors or circumstances which might give rise to any of the foregoing.

     H.  Tooling.  The Tooling has been owned by Seller and in operation for
         -------
varying lengths of time and constitute used equipment. Accordingly, the Tooling is being sold, AS IS, WHERE IS.

     I.  Contracts.  To the best of Seller's knowledge, Seller has supplied
         ---------
Buyer with a true and correct copy of each Contract material to the Product Line or use of the Transferred Assets, together with any amendments, waivers or other charges thereto made prior to the date hereof. It is a condition precedent to Seller's obligations hereunder that all of the Contracts be terminated prior to the Closing.

     J.  No Broker.  Seller has not dealt or negotiated with any broker in
         ---------
connection with this transaction

     K.  Proprietary Rights.  To the best of Seller's knowledge and belief, set
         ------------------
forth in Exhibit 2.1(K) annexed hereto is a list of all Proprietary Rights of Seller.

     L.  Representations and Warranties True; No Misleading Statements.  All of
         -------------------------------------------------------------
the representations and warranties set forth in this Section 2.1 shall be true and correct as of the Closing Date. The representations and warranties made herein in connection with the sale of the Transferred Assets do not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     Section 2.2  Representations and Warranties of Hopkins and Buyer.  Hopkins
                  ---------------------------------------------------
and Buyer, jointly and severally, represent and warrant to Seller as follows:

     A.  Organization and Standing.  Buyer is a corporation duly organized,
         -------------------------
validly existing, and in good standing under the laws of the state of Wisconsin, and is qualified to do business as foreign corporations and in good standing in each jurisdiction where the nature and extent of its businesses and properties makes qualification necessary.

     B.  Authority.  The execution of this Agreement by Buyer and the delivery
         ---------
hereof to Seller, and the consummation by Buyer of the transactions contemplated herein, are within Buyer's powers, have been duly authorized by all necessary corporate action of Buyer (including authorization of the Boards of

Directors), have received all necessary governmental approvals and do not and will not contravene or conflict with any provision of law or of the charter or bylaws of Buyer, and Buyer has full right, power, and authority to execute this Agreement and to consummate the transactions contemplated hereby.

     C.  Validity and Binding Nature.  This Agreement is, and the documents and
         ---------------------------
agreements executed and delivered by Buyer pursuant to the terms hereof, when duly executed and delivered by all parties whose execution and delivery thereof is required, will be legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditor s generally or by general principles of equity.

     D.  No Restrictions Against Purchase of the Transferred Assets.  Neither
         ----------------------------------------------------------
the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in a breach of any of the terms or provisions of, constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, the charter or bylaws of Buyer or under any agreement or instrument to which Buyer is a party, or by which Buyer may be bound. Except as listed or described on Exhibit 2.2(D), no consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby.

     E.  No Broker.  Buyer has not dealt or negotiated with any broker in
         ---------
connection with this transaction.

     F.  No Reliance.  Certain of Buyer's shareholders, officers and directors
         -----------
(including Hopkins) have been actively involved in the design, development, manufacture and sale of the Product Line. Accordingly, Buyer and Hopkins acknowledge and agree that they are relying upon their own knowledge and investigation with respect to any and all aspects of the Product Line and the Transferred Assets; and further acknowledge that no representations or warranties are being made by Seller with respect to the Product Line or Transferred Assets except for those specifically set forth in Section 2.1 hereof.

     G.  Representations and Warranties True; No Misleading Statements.  All the
         -------------------------------------------------------------
representations and warranties set forth in Section 2.2 are true and correct as of the Closing Date. The representations and warranties made herein do not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     Section 2.3  Survival of Representations and Warranties.  All of the
                  ------------------------------------------
representations and warranties of the
parties set forth in this Agreement shall be true as of the Closing Date and any cause of action, whenever accruing, arising therefrom shall survive the Closing Date and shall terminate upon the expiration of a period of two years from the Closing Date.

                                  ARTICLE III

                        COVENANTS AND OTHER AGREEMENTS
                        ------------------------------

     Section 3.1  Access and Information.  Seller has given to Buyer and to
                  ----------------------
Buyer's counsel, accountants and representatives full and free access during normal business hours throughout the period prior to the Closing, to all of the Transferred Assets and the books, contracts, commitments and records relating to the Product Line so as to afford Buyer full opportunity to make such review, examination and investigation of the Transferred Assets and the Product Line as Buyer may desire to make, and has furnished to Buyer during such period all information concerning the Product Line as Buyer has reasonably requested.
Buyer has been permitted to make extracts from or to make copies of such books and records as it deemed reasonably necessary in connection therewith. Seller promptly furnished or caused to be furnished to Buyer such financial and operating data and other information relating to the Product Line as Buyer reasonably requested.

     Section 3.2  Taxes and Fees.  All applicable sales, transfer, documentary,
                  --------------
use, filing, and other taxes and fees including all recording or filing fees, notarized fees and similar costs that may be due and payable as a result of the conveyance, assignment, transfer, or delivery of the Transferred Assets shall be borne by Buyer, excluding any income or capital gains taxes of Seller.

     Section 3.3  Post Closing Assistance and Agreements.
                  --------------------------------------
     A. All of Seller's books and records pertaining to the Product Line and the Transferred Assets shall be delivered to Buyer on the Closing Date. Following the Closing, Buyer agrees, upon reasonable notice to Buyer, to grant to Seller and its representatives access to the books and records of Seller relating to operations prior to the Closing, during normal hours for reasonable periods of time, to enable Seller or its affiliates to prepare defenses, discovery, responses, reports, documents and/or returns required of Seller or its affiliates by any federal, state or local taxing authority or any other governmental agency, including without limitation, the Internal Revenue Service or the Securities and Exchange Commission or in connection with any administrative, legal or judicial proceeding. Further, Buyer agrees to assist Seller in the preparation of any such items upon the request of Seller.

     B. Except as otherwise provided herein, Buyer agrees to maintain and preserve the books and records described in Section 3.3.A. following the Closing for a period of five (5) years from the Closing Date. Should Buyer, during or after such five (5) year period, desire to dispose of any such records, Buyer agrees to first notify Seller of its intention to dispose of the same and Seller shall have the opportunity to take possession of such books and records within a reasonable period of time as stated in Buyer's notice.

     Section 3.4  Bulk Sales Laws.
                  ---------------
     A. Buyer hereby waives compliance with any and all bulk sales laws applicable to the sale of the Transferred Assets.

     B. Seller agrees to and does hereby indemnify, save and hold harmless Buyer from and against any losses, damages or liabilities (including court costs and reasonable attorneys' fees) asserted against or incurred by Buyer as a result of the Seller's failure to pay any creditor of Seller whose obligation is not an Assumed Liability.

     Section 3.5  Seller's Indemnity.  Seller hereby agrees to pay on behalf of,
                  ------------------
indemnify fully, hold harmless and defend Buyer, its officers, directors, shareholders, successors and assigns (collectively the "indemnified parties"), from and against all demands, claims, actions or causes of action, assessments, losses, damages, costs and other liabilities (including without limitation reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses) (collectively "Losses") asserted against or incurred by the indemnified parties, directly or indirectly, arising out of or in connection with any of the following:

     (i) except to the extent such warranty or representation has expired or such claim is barred by limitations pursuant to Section 2.3, the breach of any warranty or the inaccuracy of any representation of Seller contained in Section
2.1 hereof;

    (ii) any breach or failure by Seller to perform any of the covenants, agreements or obligations under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Seller in connection herewith; and

   (iii) the assertion by any third party against Buyer of any Retained Liability, including without limitation any claim, liability or obligation not specifically assumed by Buyer under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Buyer in connection herewith, relating to or arising out of events occurring or with respect to the manner in which the Product Line was conducted prior to the Closing Date.

     Buyer agrees to promptly (no more than 30 days after receipt of such claim) notify Seller of all facts and circumstances with respect to any third party claim which may give rise to a claim for indemnification hereunder. Such notice will describe such claim in reasonable detail. Seller shall be provided an opportunity to deal directly with such third party and, at its option, to settle or control the defense of the litigation of such claim, including but not limited to the appointment of counsel reasonably acceptable to Buyer, provided that Seller proceed in good faith, expeditiously and diligently. Buyer agrees to cooperate with Seller and, upon the request of Seller, assist Seller, at Seller's expense, in the conduct of such defense.

     Section 3.6  Hopkin's and Buyer's Indemnity.  Hopkins and Buyer, jointly
                  ------------------------------
and severally, hereby agree to pay on behalf of, indemnify fully, hold harmless and defend the Seller, its officers, directors, shareholders, successors and assigns (collectively the "indemnified parties"), from and against all demands, claims, actions or causes of action, assessments, and Losses (including without limitation reasonable attorneys' and accountant s' fees and expenses, court costs and all other out-of-pocket expenses) asserted against or incurred by the indemnified parties, directly or indirectly, arising out of or in connection with any of the following:

     (i) except to the extent such warranty or representation has expired or such claim is barred by limitations pursuant to Section 2.3, or otherwise, the breach of any warranty or the inaccuracy of any representation of Buyer contained in or made pursuant to Section 2.2 hereof;

    (ii) any breach or failure by Buyer to perform any of the covenants, agreements or obligations under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Buyer in connection herewith; and

   (iii) the assertion by any third party against an undemnified party of any claim, liability or obligation relating to or arising out of the operation by Buyer of the Product Line or the Transferred Assets accrued after the Closing Date.

     Seller agrees to promptly (no more than 30 days after receipt of such claims) notify Hopkins and Buyer of all facts and circumstances with respect to any third party claim which may give rise to a claim for indemnification hereunder. Such notice will describe such claim in reasonable detail. Buyer shall be provided an opportunity to deal directly with such third party and, at their option, to settle or control the defense of the litigation of such claim, including but not limited to the appointment of counsel, reasonably acceptable to Seller, provided, that Hopkins and Buyer proceed in good faith, expeditiously and diligently. Seller agrees to cooperate with Buyer and, upon the request of Buyer, assist Buyer, at Buyer's expense, in the conduct of such defense.

     Section 3.7   No Tradenames.  Buyer acknowledges and agrees that Seller is
                   -------------
not selling to Buyer any of Seller's trademarks, service marks, trade names or logos relating to the Product Line.

     Section 3.8   Attorneys' Opinions.
                   -------------------

     A. At the Closing, Seller shall receive the opinion of Caldwell, Berner & Caldwell, counsel for Buyer, dated as of the Closing Date, which opinion of counsel shall cover the matters represented by Buyer in Sections 2.2.A, 2.2.B and 2.2.C.

     B. At the Closing, Buyer shall receive the opinion of McLean & Sanders, counsel for the Buffton Companies, dated as of the closing Date, which opinion of counsel shall cover the matters represented by Seller in Sections 2.1.A, 2.1.B and 2.1.C.

     Section 3.9   Further Assurance.  Each party will execute and deliver, or
                   -----------------
cause to be executed and delivered, from and after the date hereof, such additional or further transfers, assignments, endorsements, and other instruments as any other party reasonably may request for the purpose of carrying out this Agreement.

     Section 3.12  Closing Procedure.  At the Closing, Seller, Hopkins and
                   -----------------
Buyer, as the case may be, shall execute and deliver to the appropriate party the instruments and/or take the action described below:

     A.  Seller shall:
         a.   Execute and deliver the Agreement;

         b. Execute and deliver a Bill of Sale transferring to Buyer the Transferred Assets owned by the Seller, which Bill of Sale shall be in a form and content satisfactory to Seller and Buyer and will deliver any other transfer documents necessary to transfer title to the Transferred Assets to Buyer, including, but not limited to assignment of patents;

          c.   Execute and deliver the Security Agreement;

          d. Deliver certified Corporate Resolutions of its Board of Directors, authorizing the transaction contemplated by the Agreement;

          e. Upon payment and receipt of the purchase price, deliver or cause Congress Financial Corporation and any other secured party to deliver Releases and/or Termination Statements releasing all security interests of Congress Financial Corporation or any other secured party in the Transferred Assets; and

          f. Deliver a Certificate of Good Standing from its state of incorporation, dated within thirty days of the Closing Date.

     B.   Buyer and Hopkins shall:

               a.   Execute and deliver the Agreement;

               b.   Execute and deliver the Note;

               c.   Execute and deliver the Security Agreements;

               d.   Deliver the executed Guaranty;

               e. Deliver certified Corporate Resolutions of the Board of Directors of Buyer authorizing the transaction contemplated by the Agreement; and

               f. Deliver a Certificate of Good Standing from Buyer's state of incorporation, dated within thirty days of the Closing Date.

     D. At the Closing, Seller shall cause McLean & Sanders to deliver the opinion described in Section 3.8.B hereof.

     E. At the Closing, Buyer shall cause Caldwell, Berner & Caldwell to deliver the opinion described in Section 3.8.A hereof.

                                  ARTICLE IV

                              GENERAL PROVISIONS
                              ------------------
     Section 4.1  Amendment.  This Agreement may not be amended, modified or
                  ---------
altered, except pursuant to an instrument in writing signed by each of the parties hereto.

     Section 4.2  Assignment.  No party to this Agreement may assign its
                  ----------
rights or obligations hereunder without first obtaining the written consent of the other parties hereto; provide d, however, that (a) nothing in this Agreement is intended to limit Buyer's ability to sell or to Transfer any or all of the Transferred Assets following the Closing Date and (b) Buyer may assign or delegate any or all of its rights or obligations under this Agreement to any Affiliate thereof or to any person or entity that acquires all or substantially all of the assets or voting stock of Buyer. In addition, Buyer may assign all of its rights hereunder to any lender of Buyer.

     Section 4.3  Expenses.  Seller and Buyer will each pay their respective
                  --------
expenses, fees and costs incident to the preparation and execution of this Agreement, and except as otherwise expressly provided for herein, each party shall bear its respective expenses or fees involved in the preparation and delivery of all documents, reports and opinions required to be delivered by or on behalf of such party hereunder, whether or not the transactions contemplated hereunder are consummated, except that Buyer shall bear all filing fees incurred in any governmental filing required in connection with the transactions contemplated by this Agreement.

     Section 4.4  Entire Agreement.  This Agreement contains  the entire
                  ----------------
agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous written or oral agreements, negotiations, commitments and writings.

     Section 4.5  Rights.  Nothing in this Agreement shall be construed to
                  ------
give any person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy, or claim under this Agreement.

     Section 4.6  Parties Bound.  This Agreement shall be binding upon and
                  -------------
inure to the benefit of each party hereto, its permitted assigns, and its successors in interest, and all assigns and successors in interest thereafter.

     Section 4.7  Governing Law.  This Agreement, including,  without
                  -------------
limitation, the interpretation, construction, validity and enforceability hereof, shall be governed by the laws (other than the conflict of law rules) of the State of Texas.

     Section 4.8  Attorneys' Fees.  Should any action at law or in equity
                  ---------------
(including any action for declaratory relief) be brought to enforce or interpret the provisions of this Agreement and/or any other agreement executed or delivered incident hereto, the prevailing party shall be entitled to recover its attorneys' fees from the other party or parties, which fees may be set by the Court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

     Section 4.9  Notices.  Any notice, consent or other communication
                  -------
given hereunder shall be in writing including by facsimile and shall be deemed to have been duly given when delivered either personally or by registered or certified mail, postage prepaid, or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the parties at the following addresses, or such other addresses as may be specified by notice given in accordance herewith:

     SELLER:                   Flo Control, Inc.
                               226 Bailey Avenue
                               Suite 101
                               Fort Worth, Texas 76107

     HOPKINS:                  Patrick Hopkins
                               P.O. Box 326
                               902 East Wisconsin Street
                               Delavan, Wisconsin  53115

     BUYER:                    FLO-SAFE SYSTEMS, INC.
                               P.O. Box 326
                               902 East Wisconsin Street
                               Delavan, Wisconsin  53115

     Section 4.10  Headings, Exhibits, Exhibits.  The headings of the various
                   ----------------------------
sections of this Agreement are included solely for the convenience of reference and are not intended to be full or accurate descriptions of the contents hereof.


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

Any reference to Exhibits or Exhibits shall signify that such Exhibits or Exhibits are incorporated herein by reference.

     Section 4.11  Counterparts.  This Agreement may be executed in two or
                   ------------
more original counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

     Section 4.12  Interpretation.  Any pronoun used in this Agreement
                   --------------
shall be deemed to include singular and plural and masculine, feminine and neuter gender, as the case may be. Unless the context otherwise requires, (i) the words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, (ii) all references to Sections, Articles or Exhibits are to Sections, Articles or Exhibits of or to this Agreement, (iii) each term defined in this Agreement has the meaning assigned to it, (iv) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (v) "or" is disjunctive but not necessarily exclusive, and (vi) the terms "Subsidiary" and "Affiliate" have the meanings given to those terms in Rule 12b-2 of Regulation 12B under the Securities Exchange Act of 1934, as amended. All references to "$" or dollar amounts will be in lawful currency of the United States of America. Currency exchange rates against the United States Dollar will be the average of the closing rates as reported in the New York edition of the Wall Street Journal published on the business day immediately preceding the date hereof and will apply for all purposes of this Agreement notwithstanding subsequent changes in such currency exchange rates, except that all computations to be made as of the Closing Date will be based on such rates as of the close of business on the Closing Date.

     Section 4.13  No Third Party Beneficiaries.  Nothing expressed or
                   ----------------------------
implied in this Agreement is intended or will be construed to confer upon or give any person or entity other than the parties hereto and their respective affiliates any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the day and year first above written.

     SELLER:                            FLO CONTROL, INC.



                                        By:________________________________
                                             Robert H. McLean
                                             Chairman of the Board



     BUYER:                             FLO-SAFE SYSTEMS, INC.



                                        By:________________________________



     HOPKINS:                           ___________________________________
                                        Patrick Hopkins

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